UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2016

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 5.03 is incorporated by reference into this Item 3.02.

On October 19, 2016, in connection with the execution of the Third Amended and Restated Agreement of Limited Partnership of Targa Resources Partners LP (the “Third A&R Partnership Agreement”), Targa Resources Partners LP (the “Partnership”) agreed to issue to Targa Resources GP LLC, the general partner of the Partnership (the “General Partner), (i) 20,380,286 common units representing limited partner interests in the Partnership (“Common Units”) and 424,589 General Partner Units (as defined in the Third A&R Partnership Agreement) in exchange for cancellation of the incentive distribution rights (the “IDRs”) held by the General Partner and (ii) 11,267,485 Common Units and 234,739 General Partner Units in exchange for cancellation of the special general partner interest (the “Special GP Interest”) held by the General Partner. These Common Units and General Partner Units will be issued on December 1, 2016 pursuant to the exemption offered by Section 4(a)(2) of the Securities Exchange Act of 1934.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2016, the Partnership executed the Third A&R Partnership Agreement, effective as of December 1, 2016, for the purpose of, among other things (i) eliminating the IDRs held by the General Partner, and related distribution and allocation provisions, (ii) eliminating the Special GP Interest held by the General Partner, (iii) providing the ability to declare monthly distributions in addition to quarterly distributions, (iv) modifying certain provisions relating to distributions from available cash, (v) eliminating the Class B Unit provisions and (vi) changes to the Third A&R Partnership Agreement to reflect the passage of time and to remove provisions that are no longer applicable.

The description of the Third A&R Partnership Agreement contained in this Item 5.03 is qualified in its entirety by reference to the full text of the Third A&R Partnership Agreement, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Third Amended and Restated Agreement of Limited Partnership of Targa Resources Partners LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES PARTNERS LP

By: Targa Resources GP LLC,
its general partner

Dated: October 21, 2016	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Third Amended and Restated Agreement of Limited Partnership of Targa Resources Partners LP.

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